                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2002

                             The Havana Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
            (State or jurisdiction of incorporation or organization)

                                    000-24269
                            (Commission File Number)

                                   34-1454529
                     (I.R.S. Employer Identification Number)

                   5701 Mayfair Road, North Canton, Ohio 44720
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (330) 492-8090

          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

         On September 23, 2002, the Registrant issued 10,900,000 unregistered shares of its Common Stock to acquire Bible Resources, Inc. ("Bible") as a wholly-owned subsidiary pursuant to an Agreement and Plan of Reorganization. As a result of this agreement, Steven Heard, Vice President of Bible, and Frederick
C. Berndt, President of Bible (collectively the "new control group"), each became the owners of 5,450,000 shares of the Registrant's Common Stock, representing 32.5% of the issued and outstanding 16,750,000 shares for an aggregate controlling interest of 65% of the outstanding common shares. Messrs. Heard and Berndt intend to gift a portion of the abovementioned shares to close friends and family members. The Registrant has outstanding 5,000,000 shares of Series A Preferred Stock and 1,100,000 shares of Series B Preferred Stock, all of which are owned by Duncan Hill, Inc. These shares of Preferred Stock have essentially the same voting rights of shares of Common Stock except as otherwise provided by Delaware Law. Such 10,900,000 shares held by the new control group represent 47.7% of the outstanding voting stock of the Registrant. The anticipation of the Registrant's acquisition of Bible led to the understanding that John Cobb and Clark D. Swisher, former directors of the Registrant, would resign and that Mr. Miller as the sole remaining director would elect three new board members designated by the new control group. These new members who were elected in August 2002 included Richard DeY Manning, Chet Idziszek and Orin E. Atkins. There were no loans or pledges obtained by the new control group for the purpose of acquiring control. There were no loans or cash involved in this transaction. There was no material relationship between (x) the Registrant, William Miller, and its two former directors and (y) Bible and its officers, directors and controlling stockholders before the parties entered into a preliminary agreement for the Registrant to acquire Bible on July 29, 2002. For additional information, see Item 2 below.

Item 2. Acquisition or Disposition of Assets.

On July 29, 2002, the Registrant entered into an agreement in principal to acquire 100% of the common stock of Bible in exchange for 10.9 million common shares of the Company. Bible is a newly formed Nevada corporation organized for the purpose of exploring, developing and/or investing in oil and gas resources on a worldwide basis.

Bible currently has no business or assets other than an agreement to purchase an effective 50% investment interest in the Santa Rosa property in Argentina for the sum of $1.4 million. It has been represented to the Registrant that the Santa Rosa property has an estimated 197,000,000 barrels of oil reserves based on seismic data and reports of an independent geologist who has experience with the Santa Rosa property since 1988 and became a special consultant to the Company's Board of Directors.

The Registrant and Bible will require up to $2,500,000 of initial financing from the sale of the Company's securities. Of the $2,500,000, $1,400,000 must be raised to secure Bible's 50% investment interest in the Santa Rosa property.The balance would be available for working capital and debt reduction. Bible's 50% investment interest in the Santa Rosa property will be significantly diluted if the Registrant is unable to raise substantial additional capital in the future to invest in the operations of the Santa Rosa property.

The Registrant completed the acquisition of Bible on September 23, 2002 at a cost of $490,500, payable with 10,900,000 unregistered common shares of the Registrant. Upon conclusion of the acquisition, Bible Resources, Inc. became a wholly owned subsidiary of the Registrant.

Item 5.  Other events.

In August 2002, John Cobb and Clark D. Swisher resigned from the Board and they were replaced with three new directors, namely, Richard DeY Manning, Chet Idziszek and Orin E. Atkins. William Miller also remained on the Board of Directors, which now consists of four members. The following contains the biographical information with respect to the three new directors who were selected by the new control group:

Chet Idziszek has been a director of the Company since August 2002. Mr. Idziszek is a geologist and business executive with extensive experience in mining and precious metals businesses. Since 1992, Mr. Idziszek is President and Chairman, Oromin Explorations, Ltd., which holds the mineral rights to the property in the Cuyana Basin of Central Argentina known as the "Santa Rosa Dome" project. The project is owned by Oromin. On September 17, 2002, the Company acquired Bible Resources, Inc., as a wholly-owned subsidiary. Bible has an option to purchase up to 50% interest in the Santa Rosa Dome for $1,400,000. Mr. Idziszek began his career as Vice President and Exploration Manager for New Jersey Zinc Exploration Co. (Canada) Ltd. In 1984, he became Manager of New Projects for "Consolidated Gold Fields" Canadian Mining, Ltd. In 1987, he became President-Prime Explorations Ltd., the exploration arm for the Prime Group of Companies. In 1990, Mr. Idziszek received the "Mining Man of the Year" award in recognition of his vital role in the discovery and development of the Eskay Creek gold deposit in Canada, as well as the prestigious "Prospector of the Year Award for 1994" in recognition of the major role he played in the discovery and development of the Eskay Creek gold deposit, as well as for his leadership of Adrian Resources Ltd. during the exploration and development of the Petaquilla copper-gold-silver-moly deposits in the Republic of Panama. He also served as director of Arequipa Resources, Ltd., which discovered the Pierina gold deposit that was subsequently acquired by Barrick Gold Corp. in mid-1996. Mr. Idziszek holds a Bachelor of Science degree and Master of Applied Sciences degrees from McGill University in Montreal, Canada. He is a member of the Society of Economic Geologists, I.A.G.O.D., the Geological Association of Canada, and a Fellow of the Geological Society, London.

Orin E. Atkins has been a director of the Registrant since August 2002. Mr. Atkins is the retired Chief Executive Officer of Ashland Oil, Inc., a position he held for 17 years. He was elected President and Chief Executive Officer at 40 years of age, after14 years in the company's legal department and in various financial and administrative capacities. When Mr. Atkins became the Chief Executive Officer, Ashland was a regional refining company refining 165,000 barrels per day of crude oil with sales of $447.7 million. Over the next 17 years under Mr. Atkins direction, Ashland grew to an international company with sales of $9.6 billion and was ranked as the 42nd U.S. Company in the Fortune
500. Mr. Atkins also served as Director of the Cleveland Branch of the Federal Reserve Bank. He was a member of the Board of Directors of the American Petroleum Institute and a member of the executive committee of the Board. Mr. Atkins has also served as an executive of Tampimex Oil Trading, which was one of the leading oil trading companies in the world. Mr. Atkins attended Marshall University and graduated from the law school of the University of Virginia. He is a past Chairman of the Advisory Board of Marshall, a position he held for many years.

Richard DeY Manning, age 77, has been a director of the Company since August 2002. Mr. Manning is an attorney with extensive experience in the international oil business. Mr. Manning began his career in 1952 with Cravath, Swaine & Moore, New York, where he worked extensively on cost allocations in the natural gas pipeline industry. He then became General Counsel to Commonwealth Oil Refining Company ("Corco") which refined oil on the south coast of Puerto Rico. He then established his own law firm in New York City and became outside counsel to Corco. In the 1960's he was a Director and Vice President of Atlas Development Company, Inc., a Montreal based international oil trading company which sold crude oil to the state owned oil company in Argentina. Mr. Manning was instrumental in developing the Argentine business and setting up a barter payment system using low sulfur fuel oil for resale in international markets. Atlas also established offices in London, Rotterdam, and Hamburg. During the late 1960's and early 1970's, Mr. Manning accepted Hugh L Carey, then a Congressman, as a member of his law firm and was thereafter active in the campaign for Carey's election to two terms as Governor of New York. Manning acted as counsel to New England Petroleum Corporation (Nepco), and negotiated some of the largest fuel oil supply contracts in the oil industry to numerous utilities. He then negotiated contracts for the construction of a $600 million, 500,000 barrel per day, oil refinery on Grand Bahama Island, a joint venture with Standard Oil of California; he also negotiated the contracts for construction of a petrochemical plant in Puerto Rico. Later in his career Mr. Manning became an investor in oil and gas wells in Ohio, and ultimately owned all or part of approximately 200 wells, which he operated through his wholly-owned corporation. He also worked on special projects for Ashland Oil Company, Consolidated Edison of Chicago, and others in the oil and petrochemical business. Mr. Manning is a WWII veteran who retired as a Captain, Parachute Infantry, in 1947 as a result of injuries received in the Battle of the Bulge in 1945. He was awarded the Distinguished Service Cross, the Bronze Star, Purple Heart, and the British Military Cross. He is a graduate of the University of North Carolina, Doctor of Jurisprudence with honors, and Bachelors Degree in Business Accounting

In August 2002, the Registrant granted five-year options to purchase 400,000 shares to each of Messrs. Idziszek, Atkins and Manning exercisable at $.25 per share.

In August 2002, the Registrant borrowed $50,000 from William Miller and $50,000 from Chet Idziszek, who became a director of the Registrant in August 2002. The $100,000 in loans were was necessary to keep the Registrant in business while it attempted to acquire Bible and secure additional financing, of which there can be no assurances given. As an inducement for these loans, the Registrant agreed to issue 200,000 shares of its Common Stock to each lender. These loans are repayable in 60 days from August 13, 2002, together with interest at the rate of 6% per annum. Due to the Registrant's working capital deficit, the Registrant has been accruing salary for its Chief Executive Officer at the rate of $8,333 per month. As of July 29, 2002, Mr. Miller was owed approximately $262,500. On July 29, 2002, Mr. Miller and the Registrant, subject to approval of the disinterested members of the Board of Directors which was obtained in August 2002, agreed that Mr. Miller would convert $112,500 of his indebtedness into 2,500,000 shares of the Registrant's Common Stock.

         On September 23, 2002, Frederick Berndt agreed to become a Vice President of the Company effective September 30,2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  Pro Forma Financial Information.
         Unaudited Pro Forma Condensed Balance Sheet as of
             June 30, 2002
         Unaudited Pro Forma Condensed Statement of Losses for
             the Six Months ended June 30, 2002
         Unaudited Pro Forma Condensed Statement of Losses for
             the Year ended December 31, 2001
         Notes to Unaudited  Pro Forma Condensed Financial Information

(b)      Exhibit.

         No.      Description
         ---      -----------

         2        Agreement and Plan of Reorganization dated September 23, 2002



                                 THE HAVANA GROUP, INC.
                       UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                      JUNE 30, 2002

                                               The Havana     Pro-forma      Pro-forma
                                               Group, Inc.   Adjustments   Balance Sheet
                                              ------------   ------------  ------------
ASSETS
CURRENT ASSETS
Cash and Equivalents                          $         0    $         0   $         0

Accounts Receivable                                 5,206              0         5,206

Inventories                                       243,894              0       248,894

Prepaid Expenses                                   14,301              0        14,301

Deferred Expenses - Catalog                             0              0             0
                                              ------------   ------------  ------------
TOTAL CURRENT ASSETS                              268,994              0       268,994


FIXED ASSETS
Furniture, Equipment, and Leasehold
Improvements, net                                  80,542              0        80,542

OTHER ASSETS

Customer Lists                                    119,535              0       119,535
Oil Exploration Rights                                  0        490,500       490,500
                                              ------------   ------------  ------------
                                                  119,535        490,500       610,035


 TOTAL ASSETS                                 $   469,071    $   490,500   $   959,571
                                              ============   ============  ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

Accounts Payable and Liabilities                  946,238              0       946,238

Due Affiliates                                     49,765              0        49,765
                                              ------------   ------------  ------------
TOTAL CURRENT LIABILITIES                         996,003              0       996,003

STOCKHOLDERS' EQUITY

Preferred Stock - Series A                          5,000              0         5,000

Preferred Stock - Series B                          1,100              0         1,100

Common Stock                                        2,905         10,900         2,904

Additional Paid In Capital                      7,068,582        479,600     7,559,082

Accumulated Deficit                            (7,604,520)             0    (7,604,520)
                                              ------------   ------------  ------------
                                                 (526,932)       490,500       (36,430)


 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $   469,071    $   490,500   $   959,571
                                              ============   ============  ============


                                 THE HAVANA GROUP, INC.
                    UNAUDITED PRO FROMA CONDENSED STATEMENT OF LOSSES
                         FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                                             Pro-forma
                                             The Havana       Pro-forma       Balance
                                             Group, Inc.     Adjustments       Sheet
                                            -------------   -------------  -------------
Sales                                           $273,731               0       $273,731


Cost of Goods Sold                               114,976               0        114,976
                                            -------------   -------------  -------------

Gross Profit                                     158,755               0        158,755

Operating Expenses

Selling, General and Administrative              442,795               0        442,795
                                            -------------   -------------  -------------
Net loss from continuing operations
before income taxes and discontinued
operations                                      (284,040)              0       (284,040)


Income(taxes) benefit                                 --               0             --
                                            -------------   -------------  -------------
Loss from continuing operations,
before discontinued operations                  (284,040)              0       (284,040)


Loss from discontinued operations, net          (180,538)              0       (180,538)
Income from disposal of discontinued
operations                                       500,993               0        500,993
                                            -------------   -------------  -------------

Net Income (Loss)                                 36,415               0         36,415


Preferred stock dividend                         (55,000)              0        (55,000)
                                            -------------   -------------  -------------
Income (loss) available to common
stockholders                                     (18,585)              0        (18,585)
                                            =============   =============  =============
Income (Loss) per common share
(basic and assuming dilution)                      (0.01)              0          (0.00)
                                            =============   =============  =============

Weighted average shares outstanding            2,905,000      10,900,000     13,805,000
                                            =============   =============  =============


                                 THE HAVANA GROUP, INC.
                    UNAUDITED PRO FORMA CONDENSED STATEMENT OF LOSSES
                         FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                                             Pro-forma
                                             The Havana      Pro-forma        Balance
                                             Group, Inc.     Adjustments       Sheet
                                            -------------   -------------  -------------
Sales                                         $1,381,907               0     $1,381,907

Cost of Goods Sold                               766,976               0        766,976
                                            -------------   -------------  -------------

Gross Profit                                     614,682               0        614,682

Operating Expenses

Selling, General and Administrative            1,349,907               0      1,349,907
Depreciation and Amortization                    264,037               0        264,037
                                            -------------   -------------  -------------
Total Operating Expenses                       1,613,944               0      1,613,944


Interest Income                                      388               0            388
Other Expense                                   (129,589)              0       (129,589)
                                            -------------   -------------  -------------
Net loss from continuing operations
before income taxes and discontinued
operations                                    (1,128,463)              0     (1,128,463)

Income(taxes) benefit                                  0               0              0
                                            -------------   -------------  -------------
Loss from continuing operations,
before discontinued operations                (1,128,463)              0     (1,128,463)

Loss on disposal of discontinued
operations, net                               (1,078,755)              0     (1,078,755)
                                            -------------   -------------  -------------

Net Income (Loss)                             (2,207,216)              0     (2,207,216)

Preferred Stock Dividend                        (110,000)              0       (110,000)
                                            -------------   -------------  -------------
Income (loss) available to common
stockholders                                  (2,317,216)              0     (2,317,216)
                                            =============   =============  =============
Income (Loss) per common share
(basic and assuming dilution)                      (0.80)              0          (0.17)
                                            =============   =============  =============

Weighted average shares outstanding            2,890,753      10,900,000     13,790,753
                                            =============   =============  =============

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
------------------------------------------------------------

The Pro Forma Unaudited Financial Statements have been prepared in order to present the condensed financial position and results of operations as if the acquisition of Bible Resources, Inc. had occurred as of June 30, 2002 for the unaudited pro forma condensed balance sheet, as if the transaction had taken place at January 1, 2001 for the unaudited pro forma condensed statements of losses for the year ended December 31, 2001 and for the six month period ended June 30, 2002.

On September 17, 2002 the Registrant entered into a definitive agreement for the purchase of 100% of the common stock of Bible Resources, Inc.

The unaudited pro forma condensed financial data has been prepared by the Company's management based on the financial statements included elsewhere herein. This pro forma data may not be indicative of the results that actually would have occurred if the transfer had been in effect on the dates indicated or which may be obtained in the future. This pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated December 31, 2001 financial statements and footnotes thereto included in the Company's SEC Form 10KSB and the Company's June 30, 2002 financial information included in the Company's SEC Form 10QSB.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         The Havana Group, Inc.


Dated: September 24, 2002                By: /s/ William Miller
                                         ---------------------------------------
                                         William Miller, Chief Executive Officer